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                                                                    EXHIBIT 10.4

                                PROMISSORY NOTE

                            SECURED BY DEED OF TRUST



$400,000.00                                             April 14, 1998

                                                        Folsom, California


     FOR VALUE RECEIVED, the undersigned, JAMES K.R. SOUDERS ("Employee" or the "Borrower"), promise to pay to OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("Lender"), at 100 Blue Ravine Road, Folsom, California 95630 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00), on the following terms:

     1.   PAYMENT:
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          Within sixty (60) days from the date of this Note or upon the occurrence of a Maturity Event (as defined herein), the entire principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) shall be immediately due and payable in lawful money of the United States.

     2.   SECURITY:  This Note is secured by a deed of trust of even date
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herewith made by Borrower, as trustor, to Transnation Title Insurance Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") encumbering certain real property being Lot 39 of Sammamish 95, as per plat recorded in volume 141 of Plats, pages 21 through 25, records of King County, Washington (the "Washington Property"), described with particularity in the Deed of Trust.
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     3.   MATURITY EVENT:  Upon the occurrence of a Maturity Event (as
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hereinafter defined), the entire principal amount of the Loan and any other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

          (a) The date of termination or cessation of Borrower's employment with the Company for any reason, whether voluntary or involuntary, and whether with cause or without cause.

          (b) There shall occur any default in the performance of any obligation of Borrower contained in the Deed of Trust or the First Deed of Trust, as defined herein below, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note.

          (c) Borrower, without the prior written consent of Lender, voluntarily or by operation of law, sells, conveys, assigns or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Washington Property.

          (d) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

          (e) The passing of sixty (60) days after the date of this Note.
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          (f) Borrower breaches any representation or warranty contained herein or in the Deed of Trust, or any agreement or instrument executed in connection with this loan proves to have been false or misleading.

          (g) Borrower's fails to execute, acknowledge and deliver the Deed of Trust concurrently with this Note.

     4.   INTEREST:  Upon the failure of Borrower to pay the outstanding
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principal balance, interest on the outstanding principal balance shall thereafter accrue at the rate of ten percent (10%) per annum, or if lower, the highest rate permitted by applicable law.

     5.   BORROWER'S REPRESENTATIONS:  Borrower hereby makes the following
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representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

          (a) Borrower has good and marketable title to the Washington Property.

          (b) The consent of no other person or entity is required to grant the security interest in the Washington Property to the Lender evidenced by the Deed of Trust.

          (c) There are no actions, proceedings, claims or disputes pending or, to the Borrower's actual knowledge threatened against or affecting the Borrower or the Washington Property.

     6.   BORROWER'S ADDITIONAL OBLIGATIONS:  Borrower shall take any and all
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further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Washington Property in favor of the Lender, which shall secure the Note. Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Washington Property; (ii) the consent of no other person or entity is required to grant a security interest in the Washington Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Washington Property other than the First Deed of Trust. If it should be
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hereafter determined that there are defects against title or matters which could result in defects against title to the Washington Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid third-priority lien on the Washington Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Washington Property. Failure of Borrower to comply with the provisions of this Paragraph 7 shall be deemed a default under the Note and the Deed of Trust.

     7.   DEED OF TRUST:  As used herein, "Deed of Trust" shall mean the deed of
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trust by Borrower to Transnation Title Insurance Company, as trustee, (the
"Trustee") for the benefit of Lender, as beneficiary, securing a loan in the original principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00).

     8.   FIRST DEED OF TRUST:  As used herein, "First Deed of Trust" shall mean
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the deed of trust constituting a first-priority lien against the Property, by
Borrower to Pacific Northwest Title Insurance Company, as trustee, for the benefit of Norwest Mortgage, Inc., as beneficiary, securing a loan in a principal amount not in excess of TWO HUNDRED FOURTEEN THOUSAND, SIX HUNDRED DOLLARS ($214,600).

     9.   ATTORNEYS' FEES:  In the event of Borrower's default hereunder,
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Borrower shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     10.  WAIVER:  The waiver by Lender of any breach of or default under any
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term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.
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     11.  NO USURY:  Borrower hereby represents and warrants that at no time
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shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     12.  PREPAYMENT:  Borrower may prepay all or any portion of this Note at
          ----------
any time prior to the stated maturity date, with no premium or penalty.

     13.  GENERAL PROVISIONS:  This Note shall be governed by and construed in
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accordance with the laws of the State of California.  The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law.
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     14.  THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE
EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

                              AS BORROWER:



                              /s/  James K.R. Souders
                              ________________________________
                                   James K.R. Souders